[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.20

Google Inc. 1600 Amphitheatre Parkway Mountain View, California 94043	Order Form: Google Cloud Platform

CUSTOMER INFORMATION - REQUIRED

“CUSTOMER” (Enter Company’s Full Legal Name):		Snap Inc.
	Corporate Contact Information:	Billing Contact Information: (Contact who will review the invoice if different from Corporate Contact)
Name:	Andrew Vollero
Address:	63 Market St	63 Market St
City, State, Zip:	Venice, CA 90291	Venice, CA 90291
Phone:	na	na
Email:		Billing Contact Email:
Invoice Delivery Email: accountspayable@snapchat.com (List email that should receive invoice, if different from Billing Contact Email)

ACCOUNT INFORMATION - REQUIRED
Technical Contact:			Purchase Order Required: Yes ☐ No ☒
(Contact will become initial billing administrator, and if support is purchased, initial Google for Work Support Center user) ***			If Yes, Purchase Order #:
●	Name:	Jerry Hunter
●	Email:		Tax Exempt: Yes ☐ No ☒
●	Phone:	na	(If Yes is checked, please provide certificate)

Customer Domain:
VAT or applicable tax # (Non-U.S. Customers only):
Google Account Email Address:
(associated with the Admin Console)

***Additional billing administrators and Google for Work Support Center users can be added by the Technical Contact at a later time.

ORDER INFORMATION - REQUIRED
Product	Other Terms (if any)
Google Cloud Platform Services
Technical Support Services	☐Bronze ☐Silver or ☐Gold or ☒Platinum (select one)

ACCOUNT MANAGER TO COMPLETE THIS SECTION - REQUIRED
Account Manager: Shakil Langha	Google Legal Customer ID (required): 6119-3339-2789

Order Form Terms and Conditions

License Terms. This Order Form is subject to and incorporates by reference the Google Cloud Platform License Agreement attached to this Order Form (the “Agreement”). All capitalized terms used in this Order Form have the meanings stated in the Agreement, unless stated otherwise.

By signing this Order Form, each party represents and warrants that: (a) it has read and understands the Agreement that is incorporated by reference to this Order Form and agrees to be bound by the terms of the Agreement, and (b) it has full power and authority to accept the Agreement and this Order Form.

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This Order Form has been signed by the parties’ authorized representatives and is effective on the last signature date below (“Effective Date”).

Google Inc. (“Google”)		Customer

By:	/s/ Tariq Shaukat	By:	/s/ Tim Sehn

Print Name:	Tariq Shaukat	Print Name:	Tim Sehn

Title:	President, customers	Title:	SVP, Engineering

Date:	1/30/2017	Date:	1/30/2017

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

GOOGLE PLATFORM LICENSE AGREEMENT

1. Provision of Services.

1.1 Services Use. Google will provide the Services to Customer. Subject to the terms of the Agreement, Google hereby grants to Customer a worldwide, non-sublicensable, non-transferable (except as provided in Section 15.2), non-exclusive, limited license during the Term to: (a) access and use the Services, (b) integrate the Services into any Application, and provide the Services, solely as integrated into the Application, to users of the Application, and (c) access and use any and all Software provided by Google as part of the Services. Customer may allow its contractors and agents to access and use the Services solely on behalf of Customer, provided that Customer is liable for any breach of the Agreement by such contractors or agent as though such breach were caused by Customer.

1.2 Use of the Services by Customer Affiliates. Customer may allow its Affiliates to access and use the Services and Software under the Account. Any such use will count towards Customer’s usage for the purposes of calculating the Fees. Customer will use commercially reasonable efforts to ensure that its Affiliates comply in all respects with Customer’s obligations under the Agreement as if they were Customer. Any act or omission by a Customer Affiliate in connection with the Services will be deemed to be an act or omission of Customer. Nothing in the Agreement creates or confers any rights or other benefits that are enforceable by a Customer Affiliate except as otherwise agreed to in the Agreement. However, Customer may, subject to any exclusions and limitations of liability in the Agreement, recover any loss or damage suffered by a Customer Affiliate under the Agreement as if such loss or damage were Customer’s.

2. Provision of the Services.

2.1 Console. As part of receiving the Services, Customer will have access to the Admin Console, through which Customer may administer the Services.

2.2 Security. Throughout the Term, Google will ensure that the facilities used by Google to store and process each Application and all Customer Data at all times use appropriate and sufficient security measures, including that: (a) are no less protective than the security measures set forth in the Data Processing and Security Terms set forth in Exhibit D hereto and (b) meet or exceed industry standards. Google will implement and maintain, throughout the Term, security measures, systems and procedures to (x) ensure the security and confidentiality of each Application and all Customer Data, (y) protect against anticipated and actual threats or hazards to the security, privacy or integrity of each Application and all Customer Data, and (z) protect against unauthorized access to, or disclosure or use of any Application or Customer Data.

2.3 Data Location. Customer may select the location where certain Customer Data will be stored (“Data Location Selection”), and Google will store the Customer Data in the Data Location Selection in accordance with the Service Specific Terms. If a Data Location Selection is not available under the Service Specific Terms (or a Data Location Selection is not made by Customer with respect to any Customer Data), Google may process and store the

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Customer Data anywhere Google or its agents maintain facilities in accordance with applicable laws and regulations and the terms of the Agreement. By using the Services, Customer consents to this processing and storage of the Application and Customer Data in accordance with the terms of the Agreement. The parties agree that Google acts as a data processor and not a controller with respect to the Customer Data. The terms “controller”, “personal data”, “processor” and “processes” have the same meanings as given to those terms under the European Data Protection Directive (95/46/EC), as the same may be modified or amended from time to time.

2.4 Model Contract Clauses. If Customer chooses to enter into Model Contract Clauses with Google, Customer must accept the Model Contract Clauses via the Admin Console, provided however that the Model Contract Clauses attached to the Agreement as Exhibit E supersede the Model Contract Clauses available via the Admin Console. To the extent that other jurisdictions require or adopt similar mandates, Google agrees to work in good faith with Customer to enter into similar agreements relating to Customer Data that contains personal data subject to such mandates and in compliance with all applicable laws and regulations.

2.5 Privacy Shield. Google is enrolled in the U.S. Department of Commerce and European Commission EU-U.S. Privacy Shield Program and will remain enrolled in this program or another replacement program (or will adopt a compliance solution which achieves compliance with the terms of Article 25 of Directive 95/46/EC) throughout the Term.

2.6 Accounts. Customer must have an Account and a Token (if applicable) to use the Services. Customer is responsible for the accuracy of the information it provides to create the Account, the security of the Token and its passwords for the Account, and for any use of its Account and the Token (other than as a result of any act or omission of Google). Google has no obligation to provide Customer multiple Tokens or Accounts. If Customer becomes aware of any unauthorized use of Customer’s password, Account, or Token, it will notify Google as promptly as possible.

2.7 New Services. Google may make new Services available to its customers from time to time, the use of which will be at Customer’s option and may be contingent upon Customer’s agreement to additional terms, but will in all cases be subject to the same legal terms and conditions of the Agreement.

2.8 Modifications.

(a) To the Services or Admin Console. Google may make commercially reasonable updates to the Services for all of its customers from time to time, including by adding new applications, tools, features, functionality or performance to the Services or providing new versions, updates, upgrades, patches, fixes, successor or replacement services to the existing Services, in each case, under the terms and conditions of the Agreement. [*]

(b) To the URL Terms. Google may make commercially reasonable changes to the URL Terms for all of its customers from time to time. [*]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.9 Deprecation Policy. Google will notify Customer in writing (which may be via email) if it intends to make a Significant Deprecation. Google will continue providing the Deprecation Covered Services without a Significant Deprecation for at least [*] after that notification; except to the extent that Google determines in its reasonable good faith judgment that (i) it cannot do so without [*] (ii) doing so would [*] and/or [*]. This policy is the “Deprecation Policy”. If Google discontinues any Services or makes a Significant Deprecation, [*]. For Services other than the Deprecation Covered Services, Google may discontinue any such Services or any portion or feature for any reason at any time.

2.10 Service Specific Terms. The Service Specific Terms are hereby incorporated by reference into the Agreement.

2.11 SLAs. Notwithstanding anything to the contrary in the SLAs, any financial credit provided to Customer under the SLAs will be in addition to and not in lieu or limitation of any other rights or remedies Customer is entitled to under the Agreement or at law or in equity, including Customer’s right to terminate the Agreement pursuant to Section 9.3.

2.12 Viruses. Except to the extent that any of the items set forth in this Section 2.12 are caused by Customer or its End Users, the Services will not contain any viruses, worms, spyware, traps, protecting codes or trap door devices, or any other internal devices or mechanisms which could cause such Services to cease functioning or to provide improper access to Customer Data, disclose Customer Data to unauthorized parties, damage or corrupt Customer Data or otherwise interfere with Customer’s operation.

2.13 Early Access Programs. Google will allow Customer to engage in Google Cloud Platform early access programs which may be related to machine learning initiatives. Such engagement will be subject to the terms of such early access program.

3. Payment Terms.

3.1 Usage and Invoicing. Customer will pay Fees based on: (a) its use of the Services; (b) any Reserved Units selected; (c) any Committed Purchases selected; and/or (d) any Package Purchases selected. Google will invoice Customer on a monthly basis for those Fees accrued by it at the end of each month. Data describing in reasonable detail the basis upon which such Fees were calculated will be available in the Admin Console.

3.2 Payment. Customer will pay all undisputed Fees and Taxes invoiced to it, [*]. All payments due are in U.S. dollars. Payments made via wire transfer must include the bank information provided by Google.

3.3 Taxes. Customer is responsible for any Taxes, and Customer will pay Google the undisputed amounts for the Services without any reduction for Taxes. If Google is obligated to collect or pay Taxes, the Taxes will be itemized and invoiced to Customer, unless Customer provides Google with a timely and valid tax exemption certificate authorized by the appropriate taxing authority. In some states the sales tax is due on the total purchase price at the time of sale and must be invoiced and collected at the time of the sale. If Customer is required by law to withhold any Taxes from its payments to Google, Customer must provide Google with an official tax receipt or other appropriate documentation to support such withholding. To the extent applicable, the parties will cooperate in getting exemptions from withholding tax, if any.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.4 [*]

3.5 Invoice Disputes. [*]. For the avoidance of doubt, Customer’s withholding or deduction of any disputed amount will not constitute a breach of the Agreement. If the parties determine that certain billing inaccuracies are attributable to Google, Google will not issue a corrected invoice, but will instead, issue a credit memo specifying the incorrect amount in the affected invoice. If the disputed invoice has not yet been paid then, in such a case, Google will apply the credit memo amount to the disputed invoice and Customer will be responsible for paying the resulting net balance of the undisputed amounts due on that invoice. [*].

3.6 Delinquent Payments.

(a) A payment of undisputed Fees and Taxes is delinquent to the extent that Google has not received it by the Invoice Due Date (“Delinquent Payment”). Subject to Section 3.6(b) below, Delinquent Payments may bear interest at the rate of [*] (or the highest rate permitted by law, if less) beginning [*] after the Invoice Due Date until paid in full. Customer will be responsible for all reasonable expenses (including attorneys’ fees) actually incurred by Google in collecting such Delinquent Payment amounts except where such Delinquent Payment amounts are due to Google’s billing inaccuracies.

(b) [*]. In the event Google determines to suspend Customer’s Account, Google will notify Customer in writing at least [*] before implementing such suspension.

(c) If there are any Delinquent Payments that are delinquent by more than [*] from the Invoice Due Date, more than [*], Google may terminate the Agreement; provided that for each occurrence of a Delinquent Payment, Google had provided Customer with notice of such Delinquent Payment and had provided Customer an opportunity to cure such Delinquent Payment pursuant to Section 9.3 of the Agreement.

3.7 Revising Fees. Subject to and except for the Fees or any discount pricing set forth in any pricing addenda or other agreement between the parties, including the Pricing Exhibit, [*].

3.8 Purchase Orders.

(a) Required. If Customer requires a purchase order number on its invoice, Customer will select “Yes” in the purchase order section of the Ordering Document and issue a purchase order to Google. If Customer requires a purchase order, and fails to provide the purchase order to Google, then Google will not be obligated to provide the Services until Google has received the purchase order. If Customer requires an updated purchase order to cover its actual usage under the Agreement, then Customer will provide an additional purchase order to Google. If Customer fails to provide an

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

additional purchase order to cover its actual usage prior to the end of the current month, then (i) Google will invoice Customer without a purchase order number for such actual usage; and (ii) Customer will pay invoices without a purchase order number referenced for such actual usage.

(b) Not Required. If Customer does not require a purchase order number to be included on the invoice, Customer must select “No” in the purchase order section of the Ordering Document. If Customer waives the purchase order requirement pursuant to this Section (b), then: (i) Google will invoice Customer without a purchase order; and (ii) Customer will pay invoices without a purchase order.

(c) Any terms and conditions on a purchase order do not apply to the Agreement and are null and void.

4. Customer Obligations.

4.1 Compliance. Subject to Google’s obligations under the Agreement, Customer is solely responsible for its Applications, Projects, and Customer Data and for making sure its Applications, Projects, and Customer Data comply with the Acceptable Use Policy. In the event Google has a reasonable good-faith belief that Customer is in violation of the Acceptable Use Policy, Google reserves the right to review the applicable Application, Project and Customer Data in accordance with applicable law and subject to the terms and conditions of the Agreement, solely to the extent necessary to assess whether such violation by Customer has occurred. The results of such review and all information reviewed during such review will be deemed Customer’s Confidential Information. Google will be solely responsible for the costs and expenses of any such review. If such review reveals a violation of the Acceptable Use Policy, Google will provide Customer with written notice describing the violation in reasonable detail and a reasonable period of time after Customer’s receipt of such written notice to cure such violation.

4.2 Privacy. Customer will comply with applicable laws and regulations in the performance of its obligations and exercise of its rights under the Agreement, which includes providing an adequate privacy notice displayed to its End Users in or in connection with the Applications from Customer. Customer will have the ability to access, monitor, use, or disclose Customer Data submitted by End Users through the Services. Customer will obtain and maintain any required consents from End Users to allow Customer’s access, monitoring, use and disclosure of Customer Data.

4.3 Restrictions. Customer will not, and will not allow third parties under its control to: (a) copy, modify, create a derivative work of, reverse engineer, decompile, translate, disassemble, or otherwise attempt to extract the source code of the Services or any component thereof (subject to Section 4.4 below and except to the extent that the foregoing is part of the normal or contemplated use of the Services or such restriction is expressly prohibited by applicable law); (b) use the Services for High Risk Activities; (c) sublicense, resell, or distribute the Services or any component thereof separate from any integrated Application except to the extent that the foregoing is part of the normal or contemplated use of the Services; (d) create multiple Applications, Accounts, or Projects to simulate or act as a single Application, Account,

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or Project (respectively) or otherwise access the Services, all of the foregoing, in an improper manner intended to avoid incurring Fees; (e) process or store any Customer Data that is subject to the International Traffic in Arms Regulations maintained by the Department of State; or (f) unless otherwise stated in the Service Specific Terms, use the Services to [*] or [*] provided that notwithstanding the foregoing, the parties acknowledge and agree that the restriction does not apply to [*] or [*]. Unless otherwise specified in writing by Google, Google does not intend uses of the Services to create obligations under HIPAA, and makes no representations that the Services satisfy HIPAA requirements. If Customer is (or becomes) a Covered Entity or Business Associate, as defined in HIPAA, Customer will not use the Services for any purpose or in any manner involving Protected Health Information (as defined in HIPAA) unless Customer has received prior written consent to such use from Google.

4.4 Third Party Components. Certain third party components of the Software (including open source software) are made available to Customer for separate download (i.e., not embedded or incorporated within the Services) and may be subject to separate license agreements, which Google will provide to Customer along with such components. Notwithstanding the foregoing, Customer is not required, and will not be required, to download such third party components and accept any separate license agreement (beyond the Agreement) in order to use the Services. [*].

4.5 Documentation. Google will provide Documentation for Customer’s use of the Services. Google will use reasonable commercial efforts to update all Documentation so that it remains complete and accurate [*]. The Documentation may specify restrictions (e.g. attribution or HTML restrictions) on how the Applications may be built or the Services may be used. Customer will implement and use the Services and build the Applications in material compliance with generally applicable technical requirements in such Documentation except to the extent that such Documentation contravenes the Agreement.

4.6 DMCA Policy. Google provides information to help copyright holders manage their intellectual property online, but Google cannot determine whether something is being used legally or not without their input. Google responds to notices of alleged copyright infringement and terminates accounts of repeat infringers according to the process set out in the U.S. Digital Millennium Copyright Act. If Customer thinks somebody is violating Customer’s or its End Users’ copyrights and wants to notify Google, Customer can find information about submitting notices, and Google’s policy about responding to notices at http://www.google.com/dmca.html.

4.7 No Multiple Accounts, Bills, Tokens. Google has no obligation to provide multiple bills, Tokens (if applicable), or Accounts to Customer under the Agreement.

5. Suspension and Removals.

5.1 Suspension/Removals. If Customer obtains actual knowledge that any Application, Project or Customer Data violates the Acceptable Use Policy or any End User is using the Services in violation of the Acceptable Use Policy, Customer will use commercially reasonable efforts to remove such Customer Data, or suspend the applicable End User’s access to the Services, as applicable, promptly. If Customer fails to use commercially reasonable efforts to

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

suspend or remove as noted in the prior sentence, Google may provide Customer with written notice of the specific violation and specifically request that Customer do so. If Customer fails to comply with Google’s request [*], then Google may suspend the Project, Application, or the Account until the violation is corrected.

5.2 Emergency Security Issues. If there is an Emergency Security Issue, then Google may suspend the offending Project or the Account that caused the Emergency Security Issue upon written notice to Customer. [*]. Suspension will be to the minimum extent required, and of the minimum duration, to prevent or terminate the Emergency Security Issue. If Google suspends an Application, Project, or the Account, due to an Emergency Security Issue, without prior notice to Customer, Google will provide Customer with notice including the reason for the suspension as soon as is reasonably possible thereafter.

6. Intellectual Property Rights; Use of Customer Data; Feedback.

6.1 Intellectual Property Rights. Except as expressly set forth herein, the Agreement does not grant either party any rights, implied or otherwise, to the other’s content or any of the other’s Intellectual Property Rights. As between the parties, Customer owns all Intellectual Property Rights in Customer Data and the Application and Project, and Google owns all Intellectual Property Rights in the Services and Software.

6.2 Use of Customer Data. Unless otherwise agreed to in writing by the parties, Google will not access, disclose or use any Application, Project or Customer Data, including in aggregated form, except solely as necessary to provide the Services to Customer in accordance with the Agreement. [*].

6.3 Customer Feedback. If Customer provides Google feedback or suggestions about the Services, then, unless otherwise agreed by the parties in writing and subject at all times to the confidentiality obligations under the Agreement, Google may use such feedback or suggestions to the extent that it is about the Services without obligation to Customer, and Customer hereby irrevocably grants to Google a perpetual, non-exclusive, worldwide, sublicensable, royalty-free right and license to use that feedback or those suggestions to the extent that it is about the Services.

7. Technical Support Services.

7.1 By Customer. Subject to TSS, Customer is responsible for technical support of its Applications and Projects.

7.2 By Google. Subject to payment of applicable support Fees in accordance with the terms and conditions of the Agreement, Google will provide TSS to Customer during the Term in accordance with the TSS Guidelines.

8. Confidential Information. The party receiving Confidential Information (a “Recipient”) will not disclose it, except to Affiliates, employees, agents, or professional advisors who need to know it and who have agreed in writing (or in the case of professional advisors are otherwise bound) to keep it confidential. The Recipient will ensure that it and those people and entities use the received Confidential Information only to exercise Recipient’s rights and fulfill

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Recipient’s obligations under the Agreement. The Recipient may also disclose Confidential Information to the extent required by applicable Legal Process or as required by applicable securities laws, including requirements to file a copy of the Agreement (redacted to the extent reasonably permitted by applicable law) or to disclose information regarding the provisions of the Agreement or performance under the Agreement to applicable regulatory authorities; provided that the Recipient uses commercially reasonable efforts to: (i) promptly notify the other party of such disclosure before disclosing; and (ii) comply with the other party’s reasonable requests regarding its efforts to oppose the disclosure. Notwithstanding the foregoing, subsections (i) and (ii) above will not apply to the extent that the Recipient determines that complying with (i) and (ii) could: (a) result in a violation of Legal Process; and/or (b) lead to death or serious physical harm to an individual; provided that in such a case Google will treat the same as an Emergency Security Issue in accordance with Section 5.2 above. As between the parties, Customer is responsible for responding to all third party requests concerning its use and its End Users’ use of the Services; provided, that, upon Customer’s request, Google will cooperate with Customer in providing such information as Customer deems reasonably necessary in order to respond to such third party requests.

9. Term and Termination.

9.1 Agreement Term. The Agreement will remain in effect for the Term.

9.2 Auto Renewal. At the end of the Initial Term, the Agreement will renew for consecutive terms of 12 months (each a “Renewal Term”) unless Customer provides Google with written notice of its decision not to renew at least [*] before the end of the then-current Initial Term or Renewal Term or Google provides Customer with written notice of its decision not to renew at least [*] before the end of the then-current Initial Term or Renewal Term. This notice of non-renewal will be effective upon the conclusion of the Initial Term or then-current Renewal Term, as the case may be.

9.3 Termination for Breach. Either party may terminate the Agreement for breach if: (i) the other party is in material breach of the Agreement and fails to cure that breach within [*] after receipt of written notice which notice will describe the breach in reasonable detail or (ii) the other party ceases its business operations for [*] or more or becomes subject to insolvency proceedings and the proceedings are not dismissed within [*]. [*].

9.4 Termination for Inactivity. Google reserves the right to terminate a Project for inactivity, if, for a period exceeding 180 days, (a) such Project does not have: (i) active virtual machine or storage resources, or (ii) associated Applications that are serving any requests, and (b) Customer has not incurred any Fees for Services.

9.5 Effect of Termination. If the Agreement expires or is terminated in its entirety, then: (i) the rights granted by one party to the other will immediately cease upon the later of the (A) date of such expiration or termination and (B) expiration of the Transition Term (as defined below), if applicable; (ii) all undisputed Fees (including Taxes) owed by Customer to Google will be due [*]; (iii) Customer will delete the Software and will remove from the Services, the Application, Instance, Project, and any Customer Data; and (iv) upon request, each party will use commercially reasonable efforts to return or destroy all Confidential Information of the other party and any Confidential Information of the other party that cannot be returned or destroyed will continue to be subject to the confidentiality obligations set forth in the Agreement.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

9.6 Transition Term.

(a) Subject to Subsection (c), upon Customer’s written request before the Agreement’s termination or expiration date, Google will continue to provide the Services during the 12 month period after the Agreement’s termination or expiration date (as applicable) (the “Transition Term”).

(b) The Agreement will continue to apply during the Transition Term.

(i) Customer will remain responsible for all Fees incurred during the Transition Term.

(ii) Customer is entitled to only one Transition Term.

(iii) Google may suspend Services during the Transition Term until Customer has paid any undisputed outstanding Fees.

(iv) At the end of the Transition Term, Google will have no further obligation to provide the terminated Services and will cease providing such Services without any further notice.

(c) [*]

(d) If Customer terminates the Agreement pursuant to Section 9.3 (Termination for Breach) due to Google’s uncured material breach, but requests a Transition Term, Google will not be responsible for any damages incurred by Customer during the Transition Term for the same specific uncured material breach for which Customer terminated the Agreement.

(e) [*]

(f) During the Transition Term, Google will also provide such other reasonable support, cooperation and assistance as requested by Customer during the Transition Term to facilitate the orderly transfer of the Services provided by Google to Customer or to a third party designated by Customer.

10. Publicity. Customer is permitted to state publicly that it is a customer of the Services, consistent with the Trademark Guidelines. [*]. Google may also verbally reference Customer as a customer of the Google products or services that are the subject of the Agreement. Any use of a party’s name and/or Brand Features, and all goodwill arising from such use, will inure to the benefit of the party holding Intellectual Property Rights to such name or to those Brand Features. A party may revoke the other party’s right to use its Brand Features pursuant to the Agreement with written notice to the other and a reasonable period to stop the use. [*]. Notwithstanding anything to the contrary in the Agreement or otherwise, any use by Google of Customer’s name or Brand Features is on an “as-is” basis and, to the fullest extent permitted by law, Customer hereby makes no, and expressly disclaims, any express, implied, statutory or other representations or warranties of any type or kind with respect to its Brand Features or use thereof [*].

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

11. Representations and Warranties.

(a) Each party represents that: (i) it has full power and authority to enter into the Agreement, including, in the case of Google, the right to grant any licenses to Customer under the Agreement; (ii) the execution of the Agreement has been duly authorized; (iii) the execution of the Agreement and performance hereunder does not breach any other agreement to which it is bound; and (iv) it will comply with all laws and regulations applicable to its provision or use of the Services, as applicable.

(b) Google warrants that it will provide the Services in accordance with the applicable SLA, [*].

(c) Google and Customer further warrant that in performing their obligations under the Agreement, they will comply with all applicable anti-bribery laws. [*].

(d) The parties will comply with all applicable export and re-export control laws and regulations, including (i) the Export Administration Regulations (“EAR”) maintained by the U.S. Department of Commerce, (ii) trade and economic sanctions maintained by the U.S. Treasury Department’s Office of Foreign Assets Control, and (iii) the International Traffic in Arms Regulations (“ITAR”) maintained by the U.S. Department of State.

(e) [*]

12. Disclaimer. EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO PARTY OR ITS AFFILIATES OR GOOGLE’S SUPPLIERS MAKES, AND EACH PARTY AND ITS AFFILIATES AND GOOGLE’S SUPPLIERS HEREBY EXPRESSLY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE AND NON-INFRINGEMENT. [*]. EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, NEITHER GOOGLE, NOR ITS SUPPLIERS, WARRANTS THAT THE OPERATION OF THE SOFTWARE OR THE SERVICES WILL BE ERROR-FREE OR UNINTERRUPTED. NEITHER THE SOFTWARE NOR THE SERVICES ARE DESIGNED, MANUFACTURED, OR INTENDED FOR HIGH RISK ACTIVITIES.

13. Limitation of Liability.

13.1 Limitation on Indirect Liability. SUBJECT TO SECTION 13.3 (EXCEPTIONS TO LIMITATIONS), TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY, NOR THEIR AFFILIATES, WILL BE LIABLE UNDER THE AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL,

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

13.2 Limitation on Amount of Liability. SUBJECT TO SECTION 13.3 (EXCEPTIONS TO LIMITATIONS), TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY, NOR THEIR AFFILIATES, MAY BE HELD LIABLE UNDER THE AGREEMENT FOR MORE THAN THE LESSER OF [*] OR (II) THE FEES PAID or payable BY CUSTOMER TO GOOGLE UNDER THE AGREEMENT OR the PRIOR GOOGLE CLOUD PLATFORM AGREEMENT BETWEEN THE PARTIES (AS APPLICABLE), DURING THE 12 MONTHS BEFORE THE LIABILITY AROSE.

13.3 Exceptions to Limitations. These limitations of liability do not apply to breaches of confidentiality obligations hereunder, violations of a party’s Intellectual Property Rights by the other party, indemnification obligations hereunder, gross negligence, willful misconduct or Customer’s payment obligations hereunder.

14. Indemnification.

14.1 By Customer. Unless prohibited by applicable law, Customer will indemnify, defend and hold harmless Google, and its Affiliates (collectively, the “Google Indemnified Parties”) from and against all liabilities, damages and costs (including settlement costs and reasonable attorneys’ fees) in any Third-Party Legal Proceeding to the extent arising from (a) a third party claim that any Application, Customer Data, or Customer Brand Features infringes or misappropriates the third party’s Intellectual Property Rights; or [*].

14.2 By Google. Unless prohibited by applicable law, Google will indemnify, and defend and hold harmless Customer and its Affiliates, against all liabilities, damages and costs (including settlement costs and reasonable attorneys’ fees) in any Third-Party Legal Proceeding to the extent: (a) [*] (b) arising from an allegation that, or Customer’s use in accordance with the Agreement of, (i) the Services, Software or Google’s technology used to provide the Services or (ii) any Google Brand Feature, in each case, infringes or misappropriates any third party’s Intellectual Property Rights.

THE FOREGOING INDEMNIFICATION OBLIGATIONS EXPRESSLY AND SPECIFICALLY SET FORTH IN THE AGREEMENT CONSTITUTE THE SOLE INDEMNIFICATION OBLIGATIONS OF BOTH PARTIES IN CONNECTION WITH THE AGREEMENT.

14.3 Exclusions. The indemnifying party’s indemnification obligations under this Section 14 will not apply to the extent the underlying allegation arises from:

(a) the indemnified party’s breach of the Agreement;

(b) modifications to the indemnifying party’s technology or Brand Features by anyone other than the indemnifying party, or other than as instructed by the indemnifying party in writing; or

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) combinations of the indemnifying party’s technology or Brand Features (i) with materials not provided by the indemnifying party, (ii) by anyone other than the indemnifying party, or other than as instructed by the indemnifying party in writing, [*].

14.4 Indemnification Procedure. In order to seek indemnification under this Section 14, the indemnified party will:

(a) promptly notify the indemnifying party in writing pursuant to Section 15.1 of any allegation(s) that preceded the Third-Party Legal Proceeding and cooperate reasonably with the indemnifying party to resolve the allegation(s) and Third-Party Legal Proceeding. If breach of this Section 14.4(a) materially prejudices the defense of the Third-Party Legal Proceeding, the indemnifying party’s obligations under Section 14.1 or 14.2 (as applicable) will be reduced in proportion to such prejudice.

(b) tender sole control and authority over the defense of the indemnified portion of the Third-Party Legal Proceeding to the indemnifying party, subject to the following:

(i) the indemnified party may appoint its own non-controlling counsel and may join in the defense and settlement of an indemnified claim, at its own expense; and

(ii) any settlement, compromise or consent requiring the indemnified party to admit liability or wrongdoing, pay money, or take (or refrain from taking) any action, or that in any manner affects, restrains, or interferes with the business of the indemnified party or any of its Affiliates or imposes any obligation on or limits any rights of the indemnified party or any of its Affiliates under the Agreement will, in each case, require the indemnified party’s prior written consent, not to be unreasonably withheld, conditioned, or delayed.

14.5 Possible Infringement; Repair, Replace, or Modify. If Google reasonably believes the Services or Software infringe a third party’s Intellectual Property Rights, then Google may, at its sole expense: (i) obtain the right for Customer to continue using the Services as set forth in or otherwise contemplated under the Agreement; (ii) provide a non-infringing functionally equivalent replacement; or (iii) modify the Services so that they no longer infringe without materially reducing their features, functionality, or performance.

14.6 THE INDEMNITIES ABOVE ARE THE ONLY REMEDY UNDER THE AGREEMENT FOR VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS.

15. Miscellaneous.

15.1 Notices. Google may provide any notice to Customer under the Agreement by: (a) sending an email to the Notification Email Address or (b) posting a notice in the Admin Console. In addition to and notwithstanding the foregoing, all notice related to suspension must be marked as urgent and a duplicate copy must be sent, by email, and marked as

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

urgent, to the email address designated by Customer in the Admin Console as the Project owner. Customer may provide notice to Google under the Agreement by sending an email to Google’s legal department at legal-notices@google.com. Notice will be treated as received when (x) the email is sent, whether or not the other party has received the email or (y) notice is posted in the Admin Console. In addition to and notwithstanding the foregoing, all notice related to indemnification, or breach of or termination of the Agreement must be in writing and will be given by (a) hand delivery, (b) nationally recognized courier service, or (c) prepaid certified mail, addressed as follows:

If to Google:

Google Inc.

1600 Amphitheatre Pkwy

Mountain View, CA 94043

Email:legal-notices@google.com

Attn: Legal Department

If to Customer:

Snap Inc.

63 Market Street

Venice, CA 90291

Email: legalnotices@snapchat.com

Attn: General Counsel

Each notice will be treated as received, if (i) delivered by hand or by nationally recognized courier service, when delivered at the address set forth above, and (ii) given by certified mail, three business days after the posting (postage prepaid) thereof, provided that the sender does not receive a response that the message could not be delivered.

15.2 Assignment; Subcontracting. Neither party may assign any part of the Agreement without the written consent of the other, except to an Affiliate where: (a) the assignee has agreed in writing to be bound by the terms of the Agreement; (b) the assigning party remains liable for obligations under the Agreement if the assignee defaults on them; and (c) the assigning party has notified the other party of the assignment. Any other attempt to assign is void. Google will be fully responsible for its subcontractors and any act or omission of any of its subcontractors which would constitute a breach of the Agreement if done by Google will be deemed to be a breach of the Agreement by Google.

15.3 Change of Control. If a party experiences a change of Control (for example, through a stock purchase or sale, merger, or other form of corporate transaction) other than pursuant to any internal reorganization or recapitalization involving such party and its Affiliates or, in the case of Customer, an initial public offering of Customer’s securities: (a) that party will give written notice to the other party within 30 days after the change of Control; and [*].

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.4 Force Majeure. Neither party will be liable for failure or delay in performance to the extent caused by catastrophic weather conditions or other extraordinary elements of nature or acts of God; extraordinary acts of government, acts of war, acts of terrorism, insurrection, riots, civil disorders or rebellion; epidemics, quarantines and embargoes; and similar circumstances beyond its reasonable control; provided that in the case of Google, it has implemented and complied with its business continuity planning/disaster recovery programs (as set forth in Exhibit D, Appendix 2, section 1.a.v). Any such delay or failure will be remedied by such party as soon as reasonably possible. Upon the occurrence of a force majeure event, the party unable to perform will, if and as soon as possible, provide written notice to the other party indicating that a force majeure event occurred and detailing how such force majeure event impacts the performance of its obligations. [*].

15.5 No Agency. The Agreement does not create any agency, partnership or joint venture between the parties.

15.6 No Waiver. Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under the Agreement.

15.7 Severability. If any term (or part of a term) of the Agreement is invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.

15.8 No Third-Party Beneficiaries. The Agreement does not confer any benefits on any third party unless it expressly states that it does.

15.9 Equitable Relief. Nothing in the Agreement will limit either party’s ability to seek equitable relief.

15.10 Governing Law. ALL CLAIMS ARISING OUT OF OR RELATING TO THE AGREEMENT OR THE SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING THAT STATE’S CONFLICT OF LAWS RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL COURTS LOCATED IN SANTA CLARA COUNTY, CALIFORNIA, USA OR IF SUCH COURTS DO NOT HAVE JURISDICTION, THE STATE COURTS LOCATED IN SANTA CLARA COUNTY, CALIFORNIA, USA. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

15.11 Amendments. Any amendment must be in writing, signed by both parties, and expressly state that it is amending the Agreement.

15.12 Survival. The following Sections will survive expiration or termination of the Agreement: Last sentence of 1.2 (Use of Services by Customer Affiliates), Second to last sentence of 2.9 (Deprecation Policy), 2.11 (SLAs), 3.4 [*], 3.5 (Invoice Disputes), 3rd sentence of 4.1 (Compliance), last sentence of 4.4 (Third Party Components), 6 (Intellectual Property Rights; Use of Customer Data; Feedback), 8 (Confidential Information), 9.5 (Effect of Termination), 9.6 (Transition Term), 4th sentence and last sentence of 10 (Publicity), 11 (Representations and Warranties), 12 (Disclaimer), 13 (Limitation of Liability), 14 (Indemnification), and 15 (Miscellaneous).

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.13 Entire Agreement. The Agreement sets out all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter. In entering into the Agreement, neither party has relied on, and neither party will have any right or remedy based on, any statement, representation or warranty (whether made negligently or innocently), except those expressly set out in the Agreement. Subject to the terms and conditions of the Agreement, the terms located at a URL referenced in the Agreement and the Documentation are hereby incorporated by this reference.

15.14 Conflicting Terms. If there is a conflict among the documents that make up the Agreement, the documents will control in the following order: the Agreement, the Exhibits, and the terms located at any URL.

15.15 Counterparts. The parties may execute the Agreement in counterparts, including facsimile, PDF, and other electronic copies, which taken together will constitute one instrument.

15.16 Interpretation. All references in the Agreement to Sections and Exhibits will be deemed to be references to Sections of and Exhibits to the Agreement unless the context will otherwise require. The headings of the Sections are for convenience only and will not be deemed to affect, qualify, simplify, add to or subtract from the contents of the clauses which they reference. Any singular term in the Agreement will be deemed to include the plural, and any plural term the singular, and words denoting either gender will include both genders as the context requires. Where a word or phrase is defined in the Agreement, each of its other grammatical forms will have a corresponding meaning. Whenever the words “include”, “includes” or “including” are used in the Agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. A reference to any legislation or to any provision of any legislation will include any modification, amendment and re-enactment thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or related to such legislation.

15.17 Definitions.

“Acceptable Use Policy” or “AUP” means the acceptable use policy set forth here as of the Effective Date: developers.google.com/cloud/terms/aup and as the same may be amended from time to time in accordance with Section 2.8(b).

“Account” means Customer’s Google Cloud Platform account.

“Admin Console” means the online console(s) and/or tool(s) provided by Google to Customer for administering the Services.

“Affiliate” means any entity that directly or indirectly Controls, is Controlled by, or is under common Control with a party.

“Application(s)” means any web or other application created by or for Customer, including using the Services, and including any source code written by or for Customer to be used with the Services or hosted in an Instance.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Brand Features” means the trade names, trademarks, service marks, logos, domain names, and other distinctive brand features of each party, respectively, as secured by such party from time to time.

“Committed Purchase(s)” have the meaning set forth in the Service Specific Terms.

“Confidential Information” means information that one party (or an Affiliate) discloses to the other party under the Agreement, and which is marked as confidential or would normally under the circumstances be considered confidential information. It does not include information to the extent that such information: (a) is already rightfully known by the Recipient, (b) becomes public through no fault of the Recipient, (c) was independently developed by the Recipient without the use of or reference to the Confidential Information of the disclosing party, or (d) was lawfully given to the Recipient without confidential or proprietary restriction by a third party that does not owe a duty of confidentiality to the disclosing party of such information with respect to such information. Customer Data and the source code of any Applications are considered Customer’s Confidential Information.

“Control” means control of greater than fifty percent of the voting rights or equity interests of a party.

“Customer Data” means any and all data, metadata, data elements, identifiers, data models, data structures, databases, information, files, documents, materials, content, libraries, software, firmware, code, scripts, algorithms, and any items similar to any of the foregoing, in each of the foregoing cases, collected, stored, cached, located or resident on or within, provided, transmitted, or displayed via the Services by Customer, its contractors, agents or End Users, but excluding any data provided by Google as part of the Account.

“Data Location Selection” is defined in Section 2.3 of the Agreement.

“Delinquent Payment” is defined in Section 3.6(a) of the Agreement.

“Deprecation Covered Services” means (i) [*], and any successor Services excluding: any versions, features, or functionality labeled “Alpha” or “Beta”; (ii) [*] and any successor Service, excluding: specific resource types, including specific regions, zones and instance types and any versions, features or functionality labeled “Alpha” or “Beta”, (iii) [*] and any successor Service, excluding: specific resource types, including specific regions, zones and instance types and versions and any versions, features, or functionality labeled “Alpha” or “Beta”.

“Documentation” means the Google documentation (as may be updated from time to time) in the form generally made available by Google to its customers for use with the Services at https://cloud.google.com/docs/.

“EAR” is defined in Section 11(d) of the Agreement.

“Emergency Security Issue” means either: (a) Customer’s or any Customer’s End User’s use of the Services in violation of the Acceptable Use Policy, which disrupts or will disrupt: (i) the Services; (ii) other customers’ use of the Services; or (iii) the Google network or servers used to provide the Services; or (b) unauthorized third party access to the Services.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“End Users” means the individuals Customer permits to use the Application.

“Fees” means the applicable fees for each Service. The Fees for each Service are cloud.google.com/skus or are otherwise stated on the Ordering Document or set forth in a pricing addendum to the Agreement, including the pricing exhibit attached hereto as Exhibit A and incorporated herein by reference (“Pricing Exhibit”) or other written agreement between the parties.

“Google Indemnified Parties” is defined in Section 14.1 of the Agreement.

“High Risk Activities” means uses such as the operation of nuclear facilities, air traffic control, or life support systems, where the use or failure of the Services could lead to death, personal injury, or environmental damage.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 as it may be amended from time to time, and any regulations issued thereunder.

“Initial Term” means the period starting on the Effective Date and continuing for 60 months after the Service Commencement Date, unless terminated earlier in accordance with the Agreement.

“Instance” means a virtual machine instance, configured and managed by Customer, which runs on the Services. Instances are more fully described in the Documentation.

“Intellectual Property Rights” means current and future worldwide rights under patent law, copyright law, trade secret law, trademark law, moral rights law, and other similar intellectual property or proprietary rights, whether registered or unregistered.

“ITAR” is defined in Section 11(d) of the Agreement.

“Legal Process” means a request for disclosure of data made pursuant to law, governmental regulation, court order, subpoena, warrant, governmental regulatory or agency request, or other valid legal authority, legal procedure, or similar process.

“Ordering Document” means an order form signed by the parties that incorporates the Agreement.

“Package Purchase” has the meaning set forth in the Service Specific Terms.

“Project” means a grouping of computing, storage, and API resources for Customer, and via which Customer may use the Services. Projects are more fully described in the Documentation.

“Recipient” is defined in Section 8 of the Agreement.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Renewal Term” is defined in Section 9.2 of the Agreement.

“Reserved Units” has the meaning set forth in the Service Specific Terms.

“Service Commencement Date” means the date on which Google provides Customer the Token for the first Service.

“Services” means the services listed here: https://cloud.google.com/cloud/services (including any associated APIs) and TSS.

“Service Specific Terms” means the terms specific to one or more Services set forth as of the Effective Date at: https://developers.google.com/cloud/terms/service-terms and as the same may be amended from time to time in accordance with Section 2.8(b).

“Significant Deprecation” means to discontinue or to make backwards incompatible changes to the Services identified at https://cloud.google.com/cloud/terms/deprecation.

“SLA” means the Service Level Agreement as applicable to: (a) Google App Engine set forth here as of the Effective Date: https://cloud.google.com/appengine/sla; (b) Google Cloud Storage set forth here as of the Effective Date: https://cloud.google.com/storage/sla; (c) Google Prediction API set forth here as of the Effective Date: https://cloud.google.com/prediction/sla; (d) Google BigQuery Service set forth here as of the Effective Date: https://cloud.google.com/bigquery/sla; (e) Google Cloud SQL set forth here as of the Effective Date: https://cloud.google.com/sql/sla; (f) Google Compute Engine set forth here as of the Effective Date: https://cloud.google.com/compute/sla; (g) VPN set forth here as of the Effective Date: https://cloud.google.com/vpn/sla; (h) Google Cloud DNS set forth here as of the Effective Date: https://cloud.google.com/dns/sla; (i) Google Cloud Datastore set forth here as of the Effective Date: https://cloud.google.com/datastore/sla; (j) Google Cloud Dataflow set forth here as of the Effective Date: https://cloud.google.com/dataflow/sla; (k) Google Cloud Pub/Sub set forth here as of the Effective Date: https://cloud.google.com/pubsub/sla; and (l) Google Container Engine set forth here as of the Effective Date: https://cloud.google.com/container-engine/sla; and (m) Google Stackdriver set forth as of the Effective Date: https://cloud.google.com/stackdriver/sla; as each of the foregoing may be amended from time to time in accordance with Section 2.8(b).

“Software” means any downloadable tools, software development kits or other such proprietary computer software provided by Google in connection with the Services, which may be downloaded by or for Customer, and any updates Google may make to such Software from time to time.

“Taxes” means any duties, customs fees, or taxes (other than Google’s income tax) associated with the purchase of the Services including any related penalties or interest, provided that such penalties or interest are imposed by the relevant taxing authority solely as a result of Customer’s acts or omissions.

“Term” means the Initial Term and all Renewal Terms.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Third-Party Legal Proceeding” means any formal legal: proceeding, action or investigation, filed by an unaffiliated third party, including the government, before a court or government tribunal (including any appellate proceeding).

“Token” means an alphanumeric key that is uniquely associated with Customer’s Account.

“Trademark Guidelines” means Google’s Guidelines for Third Party Use of Google Brand Features, located at the following URL: http://www.google.com/permissions/ guidelines.html.

“Transition Term” is defined in Section 9.6(a) of the Agreement.

“TSS” means the technical support service provided by Google to Customer pursuant to the TSS Guidelines.

“TSS Guidelines” means Google’s technical support services guidelines for the Services. TSS Guidelines are at the following URL as of the Effective Date: http://support.google.com/enterprise/terms (under Google Cloud Platform Services).

“URL Terms” means the following URL terms: AUP, SLA, Service Specific Terms, and TSS Guidelines.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A – Pricing Exhibit

This Pricing Exhibit applies during the Initial Term.

1. Additional Definitions.

“Discount Periods” means the successive 12 calendar month periods during the Initial Term.

“Minimum Commitment Discounts” means the discounts set forth under the “Minimum Commitment Discounts” section below (if applicable).

2. Minimum Commitments.

a.

Minimum Commitment. For each Discount Period, Customer will pay Google at least $400 MM USD, in Fees during the Discount Period (“Minimum Commitment”) except as set forth in Section 3. In return for this Minimum Commitment, starting within 30 days after the Effective Date and continuing until the end of the Discount Period, the Customer will receive the Minimum Commitment Discounts set forth in Section 4. [*].

b.

Minimum Commitment Deferment. Customer may defer up to 15% of the Minimum Commitment (“Deferred Amount”) for the current Discount Period to the following Discount Period provided the Agreement is still in effect during such following Discount Period. The Minimum Commitment for such following Discount Period will be increased by the Deferred Amount.

c.

Minimum Commitment True Up Payment. At the end of the Discount Period or on the effective date of any earlier termination, if Customer has not satisfied its Minimum Commitment, Google will invoice Customer for the difference between the Minimum Commitment and the Fees Customer paid Google for its use of the Services during the Discount Period, each in accordance with the Agreement’s “Payment Terms” section.

3. Reductions to Minimum Commitment.

a.

If Customer’s revenue declines more [*] Customer will have an option to request a one-time, reasonable modification of the Minimum Commitment, provided that such modified Minimum Commitment will not be lower than [*]. The provisions of Section 6 will apply to such reduction and will be subject to the same ramp down and notification provisions in this Pricing Exhibit. Customer’s revenue will be based on publicly reported gross revenue for Snap Inc. following a public filing, or audited financial statements if privately held. If the modified Minimum Commitment is reduced by [*] or more, Google may modify the Minimum Commitment Discounts, provided that such modified Minimum Commitment Discounts are at least [*] off of the then current list prices.

b.	[*]

c.

If Customer terminates the Agreement due to Google’s uncured material breach pursuant to Section 9.3, Customer’s obligation to make further Minimum Commitment true up payments set forth in Section 2.c will be waived [*]. In each of the foregoing cases, Customer will not be obligated to make any further Minimum Commitment payments after the date of termination.

d.	[*]

e.

In addition, the parties acknowledge and agree that any financial credits received by Customer under any SLAs in any Discount Period will not affect the total payments made by Customer to Google for that Discount Period for purposes of determining whether Customer has satisfied its Minimum Commitment for that Discount Period.

4. Minimum Commitment Discounts.

[*]

5. Exclusions

a.	Discounts set forth in this Pricing Exhibit will not apply to [*].

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6. Additional Terms

a.	Additional Discounts.

i.	[*]

ii.	[*]

iii.

At any time during the Term, Customer may request (by notifying Google in writing) to be charged the then-current list price (which includes sustained use discounts, when applicable) for a given SKU going forward instead of receiving any Minimum Commitment Discounts for that given SKU. If Customer makes that request Google will make the corresponding change for that given SKU within 30 days.

b.	Forecast Sharing, Capacity Commitments for GAE Standard, GAE Flex, and GCE.

i.

Customer will provide Google a rolling 3-month usage forecast for instance hour usage 6-weeks prior to every planning month for Google App Engine Standard (GAE), Google App Engine Flex (GAE Flex) and Google Compute Engine (GCE).

ii.	[*]

iii.

GCE forecasts will be aggregated by instance family by region in normalized instance hours for each family per region. Customer will provide one number for the Standard instance family, one number for the HighCPU family and one number for the HighMem family per region. The same will apply to any future instance families.

iv.	[*]

c.	Capacity Ramp down. Customer may ramp-up demand beyond its minimum commit spend. If Customer plans to ramp down its usage by greater than [*], the following will apply:

i.	Customer will inform Google of its ramp down plan, by product, with an advance notice as specified in Table 7.

ii.	The ramp down rate threshold is defined in Table 7.

iii.	[*]

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B

[Reserved]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D

Google Data Processing and Security Terms

1. Introduction

These Terms reflect the parties’ agreement with respect to terms governing the processing of Customer Personal Data under the Google Cloud Platform License Agreement.

2. Definitions

2.1 Capitalized terms used but not defined in these Terms have the meanings set out in the Google Cloud Platform License Agreement. In these Terms, unless expressly stated otherwise:

Additional Products means products, services and applications (whether made available by Google or a third party) that are not part of the Services, but that may be accessible via the Admin Console or otherwise, for use with the Services.

Agreement means the Google Cloud Platform License Agreement, as supplemented by these Data Processing and Security Terms, and as may be further amended from time to time in accordance with the Google Cloud Platform License Agreement.

Alternative Transfer Solution means any solution, other than the Model Contract Clauses, that ensures an adequate level of protection of personal data in a third country within the meaning of Article 25 of the Directive.

Customer Personal Data means the personal data that is contained within the Customer Data.

Data Incident means (a) any unlawful access to Customer Data stored in the Services or systems, equipment, or facilities of Google or its Subprocessors, or (b) unauthorized access to such Services, systems, equipment, or facilities that results in loss, disclosure, or alteration of Customer Data.

Data Protection Legislation means, as applicable: (a) any national provisions adopted pursuant to the Directive that are applicable to Customer and/or any Customer Affiliates as the controller(s) of the Customer Personal Data; and/or (b) the Federal Data Protection Act of 19 June 1992 (Switzerland).

Directive means Directive 95/46/EC of the European Parliament and of the Council on the Protection of Individuals with Regard to the Processing of Personal Data and on the Free Movement of Such Data.

EEA means the European Economic Area.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Google Group means those Google Affiliates involved in provision of the Services to Customer.

Instructions means Customer’s written instructions to Google consisting of the Agreement, including instructions to Google to provide the Services as set out in the Agreement; instructions given by Customer via the Admin Console and otherwise in its use of the Services; and any subsequent written instructions given by Customer to Google and acknowledged by Google.

Model Contract Clauses or MCCs mean the standard contractual clauses (processors) for the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection.

Security Measures has the meaning given in Section 6.1 (Security Measures) of these Terms.

Subprocessors means (a) all Google Group entities that have logical access to, and process, Customer Personal Data (each, a “Google Group Subprocessor”), and (b) all third parties (other than Google Group entities) that are engaged to provide services to Customer and that have logical access to, and process, Customer Personal Data (each, a “Third Party Subprocessor”).

Third Party Auditor means a qualified and independent third party auditor, whose then-current identity Google will disclose to Customer.

2.2 The terms “personal data”, “processing”, “data subject”, “controller” and “processor” have the meanings given to them in the Directive. The terms “data importer” and “data exporter” have the meanings given to them in the Model Contract Clauses.

3. Term

These Terms will take effect on the Terms Effective Date and, notwithstanding expiry or termination of the Google Cloud Platform License Agreement, will remain in effect until, and automatically terminate upon, deletion by Google of all data as described in Section 7 (Data Correction, Blocking, Exporting, and Deletion) of these Terms.

4. Data Protection Legislation

The parties agree and acknowledge that the Data Protection Legislation will apply to the processing of Customer Personal Data if, for example, the processing is carried out in the context of the activities of an establishment of the Customer (or of an authorized Customer Affiliate) in the territory of an EU Member State.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5. Processing of Customer Personal Data

5.1 Controller and Processor. If the Data Protection Legislation applies to the processing of Customer Personal Data, then as between the parties, the parties acknowledge and agree that: (a) Customer is the controller of Customer Personal Data under the Agreement; (b) Google is a processor of such data; (c) Customer will comply with its obligations as a controller under the Data Protection Legislation; and (d) Google will comply with its obligations as a processor under the Agreement. If under the Data Protection Legislation a Customer Affiliate is considered the controller (either alone or jointly with the Customer) with respect to certain Customer Personal Data, Customer represents and warrants to Google that Customer is authorized: (i) to give the Instructions to Google and otherwise act on behalf of such Customer Affiliate in relation to such Customer Personal Data as described in these Terms, and (ii) to bind the Customer Affiliate to these Terms. Appendix 1 sets out a description of the categories of data that may fall within Customer Personal Data and of the categories of data subjects to which that data may relate.

5.2 Scope of Processing. Google will only process Customer Personal Data in accordance with the Instructions, and will not process Customer Personal Data for any other purpose.

5.3 Additional Products. Customer acknowledges that if it installs, uses, or enables Additional Products, then the Services may allow such Additional Products to access Customer Data as required for the interoperation of those Additional Products with the Services. The Agreement does not apply to the processing of data transmitted to or from such Additional Products. Such Additional Products are not required to use the Services.

6. Data Security; Security Compliance; Audits

6.1 Security Measures. Google will take and implement appropriate technical and organizational measures to protect Customer Data against accidental or unlawful destruction or accidental loss or alteration, or unauthorized disclosure or access, or other unauthorized processing, as detailed in Appendix 2 (the “Security Measures”). Google may update or modify the Security Measures from time to time provided that such updates and modifications do not result in the degradation of the overall security of the Services. Customer agrees that it is solely responsible for its use of the Services, including securing its account authentication credentials, and that Google has no obligation to protect Customer Data that Customer elects to store or transfer outside of Google’s and its Subprocessors’ systems (e.g., offline or on-premise storage).

6.2 Security Compliance by Google Staff. Google will take appropriate steps to ensure compliance with the Security Measures by its employees, contractors and Subprocessors to the extent applicable to their scope of performance.

6.3 Data Incidents. If Google becomes aware of a Data Incident, Google will promptly notify Customer of the Data Incident, and take reasonable steps to minimize harm and secure Customer Data. Notification(s) of any Data Incident(s) will be delivered to the email address provided by Customer in the Agreement (or in the Admin Console) or, at Google’s discretion, by direct Customer communication (e.g., by phone call or an in-person meeting). Customer

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acknowledges that it is solely responsible for ensuring that the contact information set forth above is current and valid, and for fulfilling any third party notification obligations. Customer agrees that “Data Incidents” do not include: (i) unsuccessful access attempts or similar events that do not compromise the security or privacy of Customer Data, including pings, port scans, denial of service attacks, and other network attacks on firewalls or networked systems; or (ii) accidental loss or disclosure of Customer Data caused by Customer’s use of the Services or Customer’s loss of account authentication credentials. Google’s obligation to report or respond to a Data Incident under this Section will not be construed as an acknowledgement by Google of any fault or liability with respect to the Data Incident.

6.4 Compliance with Security and Privacy Standards; SOC 2 and 3 Reports. During the Term, Google will maintain the following:

(a) its ISO/IEC 27001:2013 Certification or a comparable certification for the following Services: Google App Engine, Google Compute Engine, Google Cloud Storage, Google Cloud Datastore, Google BigQuery Service, Google Cloud SQL, and Google Genomics (“ISO 27001 Certification”);

(b) its confidential Service Organization Control (SOC) 2 report (or a comparable report) on Google’s systems examining logical security controls, physical security controls, and system availability applicable to the following Services: Google App Engine, Google Compute Engine, Google Cloud Storage, Google Cloud Datastore, Google BigQuery Service and Google Cloud SQL (“SOC 2 Report”), as produced by the Third Party Auditor and updated at least once every eighteen (18) months; and

(c) its Service Organization Control (SOC) 3 report (or a comparable report) applicable to the following Services: Google App Engine, Google Compute Engine, Google Cloud Storage, Google Cloud Datastore, Google BigQuery Service and Google Cloud SQL (“SOC 3 Report”), as produced by the Third Party Auditor and updated at least once every eighteen (18) months.

6.5 Auditing Security Compliance.

6.5.1 Reviews of Security Documentation. Google will make the following available for review by Customer:

(a)	the certificate issued in relation to Google’s ISO 27001 Certification;

(b)	the then-current SOC 3 Report;

(c)	a summary or redacted version of the then-current confidential SOC 2 Report; and

(d)	following a request by Customer in accordance with Section 6.5.4 below, the then-current confidential SOC 2 Report.

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6.5.2 Customer Audits. If Customer (or an authorized Customer Affiliate) has entered into Model Contract Clauses as described in Section 10.2 of these Terms, Customer or such Customer Affiliate may exercise the audit rights granted under clauses 5(f) and 12(2) of such Model Contract Clauses:

(a) by instructing Google to execute the audit as described in Sections 6.4 and 6.5.1 above; and/or

(b) following a request by Customer in accordance with Section 6.5.4 below, by executing an audit as described in such Model Contract Clauses.

6.5.3 Additional Business Terms for Reviews and Audits. Google and Customer (or an authorized Customer Affiliate if applicable) will discuss and agree in advance on:

(a) the reasonable date(s) of and security and confidentiality controls applicable to any Customer review under Section 6.5.1(d); and

(b) the identity of a suitably qualified independent auditor for any audit under Section 6.5.2(b), and the reasonable start date, scope and duration of and security and confidentiality controls applicable to any such audit.

Google reserves the right to charge a fee (based on Google’s reasonable costs) for any review under Section 6.5.1(d) and/or audit under Section 6.5.2(b). Google will provide further details of any applicable fee, and the basis of its calculation, to Customer (or an authorized Customer Affiliate), in advance of any such review or audit. For clarity, Google is not responsible for any costs incurred or fees charged by any third party auditor appointed by Customer (or an authorized Customer Affiliate) in connection with an audit under Section 6.5.2(b). Nothing in this Section 6.5 varies or modifies any rights or obligations of Customer (or any authorized Customer Affiliate) or Google Inc. under any Model Contract Clauses entered into as described in Section 10.2 (Transfers of Data Out of the EEA) of these Terms.

6.5.4 Requests for Reviews and Audits. Any requests under Section 6.5.1 or 6.5.2 must be sent to the Data Privacy Office as described in Section 9 (Data Privacy Office for Google Cloud Platform) of these Terms.

7. Data Correction, Blocking, Exporting, and Deletion

During the Term, Google will provide Customer with the ability to correct, block, export and delete Customer Data in a manner consistent with the functionality of the Services and in accordance with the terms of the Agreement. Once Customer deletes Customer Data via the Services such that the Customer Data cannot be recovered by Customer (the “Customer-Deleted Data”), Google will delete the Customer-Deleted Data within a maximum period of 180 days, unless applicable legislation or legal process prevents it from doing so. On the expiry or termination of the Agreement (or, if applicable on expiry of any post-termination period during which Google may agree to continue providing access to the Services), after a recovery period of

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up to 30 days following such expiry or termination, Google will thereafter delete the Customer-Deleted Data within a maximum period of 180 days, unless applicable legislation or legal process prevents it from doing so.

8. Access; Export of Data

During the Term, Google will make available to Customer the Customer Data in a manner consistent with the functionality of the Services and in accordance with the terms of the Agreement. To the extent Customer, in its use and administration of the Services during the Term, does not have the ability to amend or delete Customer Data (as required by applicable law), or migrate Customer Data to another system or service provider, Google will, at Customer’s reasonable expense, comply with any reasonable requests from Customer to assist in facilitating such actions to the extent Google is legally permitted to do so and has reasonable access to the relevant Customer Data.

9. Data Privacy Office for Google Cloud Platform

Google’s Data Privacy Office for Google Cloud Platform can be contacted by Customer administrators at: https://support.google.com/cloud/contact/dpo (or via such other means as Google may provide).

10. Data Transfers

10.1 Data Location and Transfers. Customer may select where certain Customer Data will be stored (the “Data Location Selection”), and Google will store it there in accordance with the Service Specific Terms. If a Data Location Selection is not covered by the Service Specific Terms (or a Data Location Selection is not made by Customer in respect of any Customer Data), Google may store and process the relevant Customer Data anywhere Google or its Subprocessors maintain facilities.

10.2 Transfers of Data Out of the EEA.

10.2.1 Customer Obligations. If the storage and/or processing of Customer Data (as set out in Section 10.1 above) involves transfers of Customer Personal Data out of the EEA, and Data Protection Legislation applies to the transfers of such data (“Transferred Personal Data”), Customer acknowledges that Data Protection Legislation will require Customer (or an authorized Customer Affiliate) to enter into Model Contract Clauses in respect of such transfers, unless Google has adopted an Alternative Transfer Solution.

10.2.2 Google Obligations. In respect of Transferred Personal Data, Google will:

(a) if requested to do so by Customer, ensure that Google Inc. as the data importer of the Transferred Personal Data enters into Model Contract Clauses with

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Customer (or an authorized Customer Affiliate) as the data exporter of such data, and that the transfers are made in accordance with such Model Contract Clauses; and/or

(b) adopt an Alternative Transfer Solution, ensure that the transfers are made in accordance with such Alternative Transfer Solution, and make information available about its adoption of such solution.

10.3 Data Center Information. Google will make available to Customer information about the countries in which data centers used to store Customer Personal Data are located.

10.4 Disclosure of Confidential Information Containing Personal Data. If Customer (or an authorized Customer Affiliate) has entered into Model Contract Clauses as described in Section 10.2 (Transfers of Data Out of the EEA), Google will, notwithstanding any term to the contrary in the Agreement, ensure that any disclosure of Customer’s (or, if applicable, an authorized Customer Affiliate’s) Confidential Information containing personal data, and any notifications relating to any such disclosures, will be made in accordance with such Model Contract Clauses.

11. Subprocessors

11.1 Subprocessors. Google may engage Subprocessors to provide limited parts of the Services, subject to the restrictions in these Terms.

11.2 Subprocessing Restrictions. Google will ensure that Subprocessors only access and use Customer Data in accordance with Section 10.1 (Data Location and Transfers) and terms of the Agreement and that they are bound by written agreements that require them to provide at least the level of data protection required by the following, as applicable pursuant to Section 10.2 (Transfers of Data Out of the EEA): (a) any Model Contract Clauses entered into by Google Inc. and Customer (or an authorized Customer Affiliate); and/or (b) any Alternative Transfer Solution adopted by Google.

11.3 Consent to Subprocessing. Customer consents to Google subcontracting the processing of Customer Data to Subprocessors in accordance with the Agreement. If the Model Contract Clauses have been entered into as described above, Customer (or, if applicable, an authorized Customer Affiliate): (a) consents to Google Inc. subcontracting the processing of Customer Data in accordance with the terms of the Model Contract Clauses; and (b) acknowledges that this constitutes the prior written consent of Customer (or the applicable authorized Customer Affiliate) for the purpose of clause 11(1) of the Model Contract Clauses.

11.4 Additional Information. Information about Subprocessors, including their function and location is available at: https://cloud.google.com/terms/third-party-suppliers, as such URL may be updated by Google from time to time. The information available at this URL is accurate as at the time of publication.

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11.5 Termination. If the Model Contract Clauses have been entered into by the parties: (i) Google will, at least 15 days before appointing any new Third Party Subprocessor, inform Customer of the appointment (including the name and location of such subprocessor and the activities it will perform) either by sending an email to Customer or via the Admin Console; and (ii) if Customer objects to Google’s use of any new Third Party Subprocessors, Customer may, as its sole and exclusive remedy, terminate the Google Cloud Platform License Agreement by giving written notice to Google within 30 days of being informed by Google of the appointment of such subprocessor.

12. Liability Cap

If Google Inc. and Customer (or an authorized Customer Affiliate) enter into Model Contract Clauses as described above, then, subject to the remaining terms of the Agreement relating to liability (including any specific exclusions from any limitation of liability), the total combined liability of Google and its Affiliates towards Customer and its Affiliates, on the one hand, and Customer and its Affiliates towards Google and its Affiliates, on the other hand, under or in connection with the Agreement and all those MCCs combined will be limited to the maximum monetary or payment-based liability amount set out in the Agreement.

13. Third Party Beneficiary

Notwithstanding anything to the contrary in the Agreement, where Google Inc. is not a party to the Agreement, Google Inc. will be a third party beneficiary of Section 6.5 (Auditing Security Compliance), Section 11.3 (Consent to Subprocessing), and Section 12 (Liability Cap) of these Terms.

14. Priority

Notwithstanding anything to the contrary in the Agreement, to the extent of any conflict or inconsistency between these Terms and the remaining terms of the Agreement, these Terms will govern.

Appendix 1: Categories of Personal Data and Data Subjects

1 Categories of Personal Data. Data relating to individuals provided to Google via the Services, by (or at the direction of) Customer.

2 Data Subjects. Data subjects include the individuals about whom data is provided to Google via the Services by (or at the direction of) Customer.

Appendix 2: Security Measures

As of the Terms Effective Date, Google will take and implement the Security Measures set out in this Appendix. Google may update or modify such Security Measures from time to time provided that such updates and modifications do not result in the degradation of the overall security of the Services.

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1. Data Center and Network Security

(a) Data Centers.

i.	Infrastructure. Google maintains geographically distributed data centers. Google stores all production data in physically secure data centers.

ii.

Redundancy. Infrastructure systems have been designed to eliminate single points of failure and minimize the impact of anticipated environmental risks. Dual circuits, switches, networks or other necessary devices help provide this redundancy. The Services are designed to allow Google to perform certain types of preventative and corrective maintenance without interruption. All environmental equipment and facilities have documented preventative maintenance procedures that detail the process for and frequency of performance in accordance with the manufacturer’s or internal specifications. Preventative and corrective maintenance of the data center equipment is scheduled through a standard change process according to documented procedures.

iii.

Power. The data center electrical power systems are designed to be redundant and maintainable without impact to continuous operations, 24 hours a day, 7 days a week. In most cases, a primary as well as an alternate power source, each with equal capacity, is provided for critical infrastructure components in the data center. Backup power is provided by various mechanisms such as uninterruptible power supplies (UPS) batteries, which supply consistently reliable power protection during utility brownouts, blackouts, over voltage, under voltage, and out-of-tolerance frequency conditions. If utility power is interrupted, backup power is designed to provide transitory power to the data center, at full capacity, for up to 10 minutes until the diesel generator systems take over. The diesel generators are capable of automatically starting up within seconds to provide enough emergency electrical power to run the data center at full capacity typically for a period of days.

iv.

Server Operating Systems. Google servers use a Linux based implementation customized for the application environment. Data is stored using proprietary algorithms to augment data security and redundancy. Google employs a code review process to increase the security of the code used to provide the Services and enhance the security products in production environments.

v.

Businesses Continuity. Google replicates data over multiple systems to help to protect against accidental destruction or loss. Google has designed and regularly plans and tests its business continuity planning/disaster recovery programs.

(b) Networks and Transmission.

i.

Data Transmission. Data centers are typically connected via high-speed private links to provide secure and fast data transfer between data centers. This is designed to prevent data from being read, copied, altered or removed without authorization during electronic transfer or transport or while being recorded onto data storage media. Google transfers data via Internet standard protocols.

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ii.

External Attack Surface. Google employs multiple layers of network devices and intrusion detection to protect its external attack surface. Google considers potential attack vectors and incorporates appropriate purpose built technologies into external facing systems.

iii.	Intrusion Detection. Intrusion detection is intended to provide insight into ongoing attack activities and provide adequate information to respond to incidents. Google intrusion detection involves:

1. tightly controlling the size and make-up of Google’s attack surface through preventative measures;

2. employing intelligent detection controls at data entry points; and

3. employing technologies that automatically remedy certain dangerous situations

iv.	Incident Response. Google monitors a variety of communication channels for security incidents, and Google’s security personnel will react promptly to known incidents.

v.

Encryption Technologies. Google makes HTTPS encryption (also referred to as SSL or TLS connection) available. Google servers support ephemeral elliptic curve Diffie-Hellman cryptographic key exchange signed with RSA and ECDSA. These perfect forward secrecy (PFS) methods help protect traffic and minimize the impact of a compromised key, or a cryptographic breakthrough.

2. Access and Site Controls

(a) Site Controls.

i.

On-site Data Center Security Operation. Google’s data centers maintain an on-site security operation responsible for all physical data center security functions 24 hours a day, 7 days a week. The on-site security operation personnel monitor closed circuit TV (CCTV) cameras and all alarm systems. On-site security operation personnel perform internal and external patrols of the data center regularly.

ii.

Data Center Access Procedures. Google maintains formal access procedures for allowing physical access to the data centers. The data centers are housed in facilities that require electronic card key access, with alarms that are linked to the on-site security operation. All entrants to the data center are required to identify themselves as well as show proof of identity to on-site security operations. Only authorized employees, contractors and visitors are allowed entry to the data centers. Only authorized employees and contractors are permitted to request electronic card key access to these facilities. Data center electronic card key access requests must be made through e-mail, and requires the approval of the requestor’s manager and the data center director. All other

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entrants requiring temporary data center access must: (i) obtain approval in advance from the data center managers for the specific data center and internal areas they wish to visit; (ii) sign in at on-site security operations; and (iii) reference an approved data center access record identifying the individual as approved.

iii.

On-site Data Center Security Devices. Google’s data centers employ an electronic card key and biometric access control system that is linked to a system alarm. The access control system monitors and records each individual’s electronic card key and when they access perimeter doors, shipping and receiving, and other critical areas. Unauthorized activity and failed access attempts are logged by the access control system and investigated, as appropriate. Authorized access throughout the business operations and data centers is restricted based on zones and the individual’s job responsibilities. The fire doors at the data centers are alarmed. CCTV cameras are in operation both inside and outside the data centers. The positioning of the cameras has been designed to cover strategic areas including, among others, the perimeter, doors to the data center building, and shipping/receiving. On-site security operations personnel manage the CCTV monitoring, recording and control equipment. Secure cables throughout the data centers connect the CCTV equipment. Cameras record on site via digital video recorders 24 hours a day, 7 days a week. The surveillance records are retained for up to 30 days based on activity.

(b) Access Control.

i.

Infrastructure Security Personnel. Google has, and maintains, a security policy for its personnel, and requires security training as part of the training package for its personnel. Google’s infrastructure security personnel are responsible for the ongoing monitoring of Google’s security infrastructure, the review of the Services, and responding to security incidents.

ii.	Access Control and Privilege Management. Customer’s administrators must authenticate themselves via a central authentication system or via a single sign on system in order to administer the Services.

iii.

Internal Data Access Processes and Policies – Access Policy. Google’s internal data access processes and policies are designed to prevent unauthorized persons and/or systems from gaining access to systems used to process personal data. Google designs its systems to (i) only allow authorized persons to access data they are authorized to access; and (ii) ensure that personal data cannot be read, copied, altered or removed without authorization during processing, use and after recording. The systems are designed to detect any inappropriate access. Google employs a centralized access management system to control personnel access to production servers, and only provides access to a limited number of authorized personnel. LDAP, Kerberos and a proprietary system utilizing RSA keys are designed to provide Google with secure and flexible access mechanisms. These mechanisms are designed to grant only approved access rights to site hosts, logs, data and configuration information. Google requires the use of unique user IDs, strong passwords, two factor authentication and

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carefully monitored access lists to minimize the potential for unauthorized account use. The granting or modification of access rights is based on: the authorized personnel’s job responsibilities; job duty requirements necessary to perform authorized tasks; and a need to know basis. The granting or modification of access rights must also be in accordance with Google’s internal data access policies and training. Approvals are managed by workflow tools that maintain audit records of all changes. Access to systems is logged to create an audit trail for accountability. Where passwords are employed for authentication (e.g., login to workstations), password policies that follow at least industry standard practices are implemented. These standards include password expiry, restrictions on password reuse and sufficient password strength. For access to extremely sensitive information (e.g. credit card data), Google uses hardware tokens.

3. Data

(a) Data Storage, Isolation and Logging. Google stores data in a multi-tenant environment on Google-owned servers. The data and file system architecture are replicated between multiple geographically dispersed data centers. Google also logically isolates the Customer’s data. The Customer will be given control over specific data sharing policies. Those policies, in accordance with the functionality of the Services, will enable Customer to determine the product sharing settings applicable to Customer End Users for specific purposes. Customer may choose to make use of certain logging capability that Google may make available via the Services.

(b) Decommissioned Disks and Disk Erase Policy. Certain disks containing data may experience performance issues, errors or hardware failure that lead them to be decommissioned (“Decommissioned Disk”). Every Decommissioned Disk is subject to a series of data destruction processes (the “Disk Erase Policy”) before leaving Google’s premises either for reuse or destruction. Decommissioned Disks are erased in a multi-step process and verified complete by at least two independent validators. The erase results are logged by the Decommissioned Disk’s serial number for tracking. Finally, the erased Decommissioned Disk is released to inventory for reuse and redeployment. If, due to hardware failure, the Decommissioned Disk cannot be erased, it is securely stored until it can be destroyed. Each facility is audited regularly to monitor compliance with the Disk Erase Policy.

4. Personnel Security

a.

Google personnel are required to conduct themselves in a manner consistent with the company’s guidelines regarding confidentiality, business ethics, appropriate usage, and professional standards. Google conducts reasonably appropriate backgrounds checks to the extent legally permissible and in accordance with applicable local labor law and statutory regulations.

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b.

Personnel are required to execute a confidentiality agreement and must acknowledge receipt of, and compliance with, Google’s confidentiality and privacy policies. Personnel are provided with security training. Personnel handling Customer Data are required to complete additional requirements appropriate to their role (e.g., certifications). Google’s personnel will not process Customer Data without authorization.

5. Subprocessor Security

Prior to onboarding Subprocessors, Google conducts an audit of the security and privacy practices of Subprocessors to ensure Subprocessors provide a level of security and privacy appropriate to their access to data and the scope of the services they are engaged to provide. Once Google has assessed the risks presented by the Subprocessor, then subject to the requirements set out in Section 11.2 (Subprocessing Restrictions) of these Terms, the Subprocessor is required to enter into appropriate security, confidentiality and privacy contract terms.

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Exhibit E

Google Cloud Platform: EU Model Contract Clauses

Standard Contractual Clauses (processors)

for the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection the non-Google legal entity accepting the Clauses (the “Data Exporter”)

And

Google Inc.,

1600 Amphitheatre Parkway, Mountain View, California 94043 USA

(the “Data Importer”)

each a “party”; together “the parties”,

HAVE AGREED on the following Contractual Clauses (the “Clauses”) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the Data Exporter to the Data Importer of the personal data specified in Appendix 1.

The Clauses (including Appendices 1 and 2) are effective from the date the non-Google entity has both: (i) executed a valid “Google Cloud Platform License Agreement” with “Data Processing and Security Terms” (collectively the “Services Agreement”) or is otherwise an authorized customer affiliate under such Services Agreement; and (ii) clicked to accept these Clauses. A “Google Cloud Platform License Agreement” means a Google Cloud Platform License Agreement entered into with Google Inc., Google Ireland Limited, or Google Asia Pacific Pte. Ltd., as applicable. “Data Processing and Security Terms” means terms incorporated by reference in the Google Cloud Platform License Agreement or otherwise subsequently agreed between the parties to that agreement that set forth certain terms in relation to the protection and processing of personal data.

If you are accepting on behalf of the Data Exporter, you represent and warrant that: (i) you have full legal authority to bind your employer, or the applicable entity, to these terms and conditions; (ii) you have read and understand the Clauses; and (iii) you agree, on behalf of the party that you represent, to the Clauses. If you do not have the legal authority to bind the Data Exporter, please do not click the “I Accept” button below. The Clauses will automatically expire on the termination or expiry of the Data Processing and Security Terms. The parties agree that where Data Exporter has been presented with these Clauses and clicked to accept these terms electronically, such acceptance will constitute execution of the entirety of the Clauses by both parties, subject to the effective date described above.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clause 1

Definitions

For the purposes of the Clauses:

(a) ‘personal data’, ‘special categories of data’, ‘process/processing’, ‘controller’, ‘processor’, ‘Data Subject’ and ‘Supervisory Authority’ will have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data;

(b)	‘the Data Exporter’ means the controller who transfers the personal data;

(c) ‘the Data Importer’ means the processor who agrees to receive from the Data Exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of the Clauses and who is not subject to a third country’s system ensuring adequate protection within the meaning of Article 25 (1) of Directive 95/46/EC;

(d) ‘the Subprocessor’ means any processor engaged by the Data Importer or by any other subprocessor of the Data Importer who agrees to receive from the Data Importer or from any other subprocessor of the Data Importer personal data exclusively intended for processing activities to be carried out on behalf of the Data Exporter after the transfer in accordance with his instructions, the terms of the Clauses and the terms of the written subcontract;

(e) ‘the applicable data protection law’ means the legislation protecting the fundamental rights and freedoms of individuals and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the Data Exporter is established;

(f) ‘technical and organizational security measures’ means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

Clause 2

Details of the transfer

The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

Clause 3

Third-party beneficiary clause

1. The Data Subject can enforce against the Data Exporter this Clause, Clause 4(b) to (i), Clause 5(a) to (e), and (g) to (j), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9 to 12 as third-party beneficiary.

2. The Data Subject can enforce against the Data Importer this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where the Data Exporter has

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factually disappeared or has ceased to exist in law unless any successor entity has assumed the entire legal obligations of the Data Exporter by contract or by operation of law, as a result of which it takes on the rights and obligations of the Data Exporter, in which case the Data Subject can enforce them against such entity.

3. The Data Subject can enforce against the Subprocessor this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where both the Data Exporter and the Data Importer have factually disappeared or ceased to exist in law or have become insolvent, unless any successor entity has assumed the entire legal obligations of the Data Exporter by contract or by operation of law as a result of which it takes on the rights and obligations of the data exporter, in which case the Data Subject can enforce them against such entity. Such third-party liability of the Subprocessor will be limited to its own processing operations under the Clauses.

4. The parties do not object to a Data Subject being represented by an association or other body if the Data Subject so expressly wishes and if permitted by national law.

Clause 4

Obligations of the Data Exporter

The Data Exporter agrees and warrants:

(a) that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the Data Exporter is established) and does not violate the relevant provisions of that State

(b) that it has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the Data Exporter’s behalf and in accordance with the applicable data protection law and the Clauses;

(c) that the data importer will provide sufficient guarantees in respect of the technical and organizational security measures specified in Appendix 2 to this contract;

(d) that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation.

(e)	that it will ensure compliance with the security measures;

(f) that, if the transfer involves special categories of data, the Data Subject has been informed or will be informed before, or as soon as possible after, the transfer that its data could be transmitted to a third country not providing adequate protection within the meaning of Directive 95/46/EC;

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(g) to forward any notification received from the data importer or any Subprocessor pursuant to Clause 5(b) and Clause 8(3) to the data protection supervisory authority if the Data Exporter decides to continue the transfer or to lift the suspension;

(h) to make available to the Data Subjects upon request a copy of the Clauses, with the exception of Appendix 2, and a summary description of the security measures, as well as a copy of any contract for sub-processing services which has to be made in accordance with the Clauses, unless the Clauses or the contract contain commercial information, in which case it may remove such commercial information;

(i) that, in the event of sub-processing, the processing activity is carried out in accordance with Clause 11 by a Subprocessor providing at least the same level of protection for the personal data and the rights of Data Subject as the Data Importer under the Clauses; and

(j) that it will ensure compliance with Clause 4(a) to (i).

Clause 5

Obligations of the Data Importer*

The Data Importer agrees and warrants:

(a) to process the personal data only on behalf of the Data Exporter and in compliance with its instructions and the Clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly the Data Exporter of its inability to comply, in which case the Data Exporter is entitled to suspend the transfer of data and/or terminate the contract;

(b) that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from the Data Exporter and its obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to the Data Exporter as soon as it is aware, in which case the Data Exporter is entitled to suspend the transfer of data and/or terminate the contract;

(c) that it has implemented the technical and organizational security measures specified in Appendix 2 before processing the personal data transferred;

(d) that it will promptly notify the Data Exporter about:

(i) any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

(ii) any accidental or unauthorized access; and

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iii) any request received directly from the Data Subjects without responding to that request, unless it has been otherwise authorized to do so;

(e) to deal promptly and properly with all inquiries from the Data Exporter relating to its processing of the personal Data Subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

(f) at the request of the Data Exporter to submit its data-processing facilities for audit of the processing activities covered by the Clauses which will be carried out by the Data Exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the Data Exporter, where applicable, in agreement with the supervisory authority;

(g) to make available to the Data Subject upon request a copy of the Clauses, or any existing contract for sub-processing, unless the Clauses or contract contain commercial information, in which case it may remove such commercial information, with the exception of Appendix 2 which will be replaced by a summary description of the security measures in those cases where the Data Subject is unable to obtain a copy from the Data Exporter;

(h) that, in the event of sub-processing, it has previously informed the Data Exporter and obtained its prior written consent;

(i) that the processing services by the Subprocessor will be carried out in accordance with Clause 11;

(j) to send promptly a copy of any Subprocessor agreement it concludes under the Clauses to the Data Exporter.

Clause 6

Liability

1. The parties agree that any Data Subject, who has suffered damage as a result of any breach of the obligations referred to in Clause 3 or in Clause 11 by any party or Subprocessor is entitled to receive compensation from the Data Exporter for the damage suffered.

2. If a Data Subject is not able to bring a claim for compensation in accordance with paragraph 1 against the Data Exporter, arising out of a breach by the Data Importer or his Subprocessor of any of their obligations referred to in Clause 3 or in Clause 11, because the Data Exporter has factually disappeared or ceased to exist in law or has become insolvent, the Data Importer agrees that the Data Subject may issue a claim against the Data Importer as if it were the Data Exporter, unless any successor entity has assumed the entire legal obligations of the Data Exporter by contract or by operation of law, in which case the Data Subject can enforce its rights against such entity. The Data Importer may not rely on a breach by a Subprocessor of its obligations in order to avoid its own liabilities.

3. If a Data Subject is not able to bring a claim against the Data Exporter or the Data Importer referred to in paragraphs 1 and 2, arising out of a breach by the Subprocessor of any of their obligations referred to in Clause 3 or in Clause 11 because both the Data Exporter and the Data

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Importer have factually disappeared or ceased to exist in law or have become insolvent, the Subprocessor agrees that the Data Subject may issue a claim against the data Subprocessor with regard to its own processing operations under the Clauses as if it were the Data Exporter or the Data Importer, unless any successor entity has assumed the entire legal obligations of the Data Exporter or Data Importer by contract or by operation of law, in which case the Data Subject can enforce its rights against such entity. The liability of the Subprocessor will be limited to its own processing operations under the Clauses.

Clause 7

Mediation and jurisdiction

1. The Data Importer agrees that if the Data Subject invokes against it third-party beneficiary rights and/or claims compensation for damages under the Clauses, the Data Importer will accept the decision of the Data Subject;

(a) to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

(b) to refer the dispute to the courts in the Member State in which the Data Exporter is established.

2. The parties agree that the choice made by the Data Subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

Clause 8

Cooperation with supervisory authorities

1. The Data Exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2. The parties agree that the supervisory authority has the right to conduct an audit of the Data Importer, and of any Subprocessor, which has the same scope and is subject to the same conditions as would apply to an audit of the Data Exporter under the applicable data protection law.

3. The Data Importer will promptly inform the Data Exporter about the existence of legislation applicable to it or any Subprocessor preventing the conduct of an audit of the Data Importer, or any Subprocessor, pursuant to paragraph 2. In such a case the Data Exporter will be entitled to take the measures foreseen in Clause 5(b).

Clause 9

Governing Law

The Clauses will be governed by the law of the Member State in which the Data Exporter is established.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clause 10

Variation of the contract

The parties undertake not to vary or modify the Clauses. This does not preclude the parties from adding clauses on business related issues where required as long as they do not contradict the Clause.

Clause 11

Sub-Processing

1. The Data Importer will not subcontract any of its processing operations performed on behalf of the Data Exporter under the Clauses without the prior written consent of the Data Exporter. Where the Data Importer subcontracts its obligations under the Clauses, with the consent of the Data Exporter, it will do so only by way of a written agreement with the Subprocessor which imposes the same obligations on the Subprocessor as are imposed on the Data Importer under the Clauses. Where the Subprocessor fails to fulfill its data protection obligations under such written agreement the Data Importer will remain fully liable to the Data Exporter for the performance of the Subprocessor’s obligations under such agreement.

2. The prior written contract between the Data Importer and the Subprocessor will also provide for a third-party beneficiary clause as laid down in Clause 3 for cases where the Data Subject is not able to bring the claim for compensation referred to in paragraph 1 of Clause 6 against the Data Exporter or the Data Importer because they have factually disappeared or have ceased to exist in law or have become insolvent and no successor entity has assumed the entire legal obligations of the Data Exporter or Data Importer by contract or by operation of law. Such third-party liability of the Subprocessor will be limited to its own processing operations under the Clauses.

3. The provisions relating to data protection aspects for sub-processing of the contract referred to in paragraph 1 will be governed by the law of the Member State in which the Data Exporter is established.

4. The Data Exporter will keep a list of sub-processing agreements concluded under the Clauses and notified by the Data Importer pursuant to Clause 5(j), which will be updated at least once a year. The list will be available to the Data Exporter’s data protection supervisory authority.

Clause 12

Obligation after the termination of personal data processing services

1. The parties agree that on the termination of the provision of data processing services, the Data Importer and the Subprocessor will, at the choice of the Data Exporter, return all the personal data transferred and the copies thereof to the Data Exporter or will destroy all the personal data and certify to the Data Exporter that it has done so, unless legislation imposed upon the Data Importer prevents it from returning or destroying all or part of the personal data transferred. In that case, the Data Importer warrants that it will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. The Data Importer and the Subprocessor warrant that upon request of the Data Exporter and/or of the supervisory authority, it will submit its data processing facilities for an audit of the measures referred to in paragraph 1.

Appendix 1

to the Standard Contractual Clauses

This Appendix forms part of the Clauses

Data Exporter

The Data Exporter is the non-Google legal entity that is a party to the Clauses.

Data Importer

The Data Importer is Google Inc., a global provider of a variety of technology services for businesses.

Data Subjects

The personal data transferred concern the following categories of data subjects: Data subjects include the individuals about whom data is provided to Google via the Services by (or at the direction of) Data Exporter.

Categories of data

The personal data transferred concern the following categories of data: Data relating to individuals provided to Google via the Services by (or at the direction of) Data Exporter.

Special categories of data (if appropriate)

The personal data transferred concern the following special categories of data: Data relating to individuals provided to Google via the Services by (or at the direction of) Data Exporter.

Processing operations

The personal data transferred will be subject to the following basic processing activities:

•

Scope of Processing. The Clauses reflect the parties’ agreement with respect to the processing and transfer of personal data specified in this Appendix pursuant to the provision of the Services. Personal data may be processed only to comply with Instructions (as defined in the Data Processing and Security Terms). The Data Exporter instructs the Data Importer to process personal data in countries in which the Data Importer or its Subprocessors maintain facilities.

•

Term of Data Processing. Data processing will be for the term specified in the Data Processing and Security Terms. Such term will automatically terminate upon the deletion by the Data Importer of all data as described in the Data Processing and Security Terms.

•

Data Deletion. During the term of the Services Agreement, the Data Importer will provide the Data Exporter with the ability to delete the Data Exporter’s personal data from the Services in accordance with the Services Agreement. After termination or expiry of the Services Agreement, the Data Importer will delete the Data Exporter’s personal data in accordance with the Services Agreement.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•

Access to Data. During the term of the Services Agreement, the Data Importer will provide the Data Exporter with access to, and the ability to correct, block, and export the Data Exporter’s personal data from the Services in accordance with the Services Agreement.

•

Subprocessors. The Data Importer may engage Subprocessors to provide parts of the Services. The Data Importer will ensure Subprocessors only access and use the Data Exporter’s personal data to provide the Services and not for any other purpose.

Appendix 2

to the Standard Contractual Clauses

This Appendix forms part of the Clauses.

Description of the technical and organizational security measures implemented by the Data Importer in accordance with Clauses 4(c) and 5(c) (or document/legislation attached): The Data Importer currently abides by the security standards in this Appendix 2. The Data Importer may update or modify these security standards from time to time provided such updates and modifications will not result in a degradation of the overall security of the Services during the term of the Services Agreement.

1. Data Center & Network Security.

(a) Data Centers.

Infrastructure. The Data Importer maintains geographically distributed data centers. The Data Importer stores all production data in physically secure data centers.

Redundancy. Infrastructure systems have been designed to eliminate single points of failure and minimize the impact of anticipated environmental risks. Dual circuits, switches, networks or other necessary devices help provide this redundancy. The Services are designed to allow the Data Importer to perform certain types of preventative and corrective maintenance without interruption. All environmental equipment and facilities have documented preventative maintenance procedures that detail the process for and frequency of performance in accordance with the manufacturer’s or internal specifications. Preventative and corrective maintenance of the data center equipment is scheduled through a standard change process according to documented procedures.

Power. The data center electrical power systems are designed to be redundant and maintainable without impact to continuous operations, 24 hours a day, and 7 days a week. In most cases, a primary as well as an alternate power source, each with equal capacity, is provided for critical infrastructure components in the data center. Backup power is provided by various mechanisms such as uninterruptible power supplies (UPS) batteries, which supply consistently reliable power protection during utility brownouts, blackouts, over voltage, under voltage, and out-of-tolerance frequency conditions. If utility power is interrupted, backup power is designed to provide transitory power to the data center, at full capacity, for up to 10 minutes until the diesel generator systems take over. The diesel generators are capable of automatically starting up within seconds to provide enough emergency electrical power to run the data center at full capacity typically for a period of days.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Server Operating Systems. The Data Importer servers use a Linux based implementation customized for the application environment. Data is stored using proprietary algorithms to augment data security and redundancy. The Data Importer employs a code review process to increase the security of the code used to provide the Services and enhance the security products in production environments.

Businesses Continuity. The Data Importer replicates data over multiple systems to help to protect against accidental destruction or loss. The Data Importer has designed and regularly plans and tests its business continuity planning/disaster recovery programs.

(b) Networks & Transmission.

Data Transmission. Data centers are typically connected via high-speed private links to provide secure and fast data transfer between data centers. This is designed to prevent data from being read, copied, altered or removed without authorization during electronic transfer or transport or while being recorded onto data storage media. The Data Importer transfers data via Internet standard protocols.

External Attack Surface. The Data Importer employs multiple layers of network devices and intrusion detection to protect its external attack surface. The Data Importer considers potential attack vectors and incorporates appropriate purpose built technologies into external facing systems.

Intrusion Detection. Intrusion detection is intended to provide insight into ongoing attack activities and provide adequate information to respond to incidents. The Data Importer intrusion detection involves:

1. Tightly controlling the size and make-up of the Data Importer’s attack surface through preventative measures;

2. Employing intelligent detection controls at data entry points; and

3. Employing technologies that automatically remedy certain dangerous situations.

Incident Response. The Data Importer monitors a variety of communication channels for security incidents, and The Data Importer’s security personnel will react promptly to known incidents.

Encryption Technologies. The Data Importer makes HTTPS encryption (also referred to as SSL or TLS connection) available.

2. Access and Site Controls.

(a) Site Controls.

On-site Data Center Security Operation. The Data Importer’s data centers maintain an on-site security operation responsible for all physical data center security functions 24 hours a day, 7 days a week. The on-site security operation personnel monitor Closed Circuit TV (CCTV) cameras and all alarm systems. On-site security operation personnel perform internal and external patrols of the data center regularly.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Center Access Procedures. The Data Importer maintains formal access procedures for allowing physical access to the data centers. The data centers are housed in facilities that require electronic card key access, with alarms that are linked to the on-site security operation. All entrants to the data center are required to identify themselves as well as show proof of identity to on-site security operations. Only authorized employees, contractors and visitors are allowed entry to the data centers. Only authorized employees and contractors are permitted to request electronic card key access to these facilities. Data center electronic card key access requests must be made through e-mail, and requires the approval of the requestor’s manager and the data center director. All other entrants requiring temporary data center access must: (i) obtain approval in advance from the data center managers for the specific data center and internal areas they wish to visit; (ii) sign in at on-site security operations; and (iii) reference an approved data center access record identifying the individual as approved.

On-site Data Center Security Devices. The Data Importer’s data centers employ an electronic card key and biometric access control system that is linked to a system alarm. The access control system monitors and records each individual’s electronic card key and when they access perimeter doors, shipping and receiving, and other critical areas. Unauthorized activity and failed access attempts are logged by the access control system and investigated, as appropriate. Authorized access throughout the business operations and data centers is restricted based on zones and the individual’s job responsibilities. The fire doors at the data centers are alarmed. CCTV cameras are in operation both inside and outside the data centers. The positioning of the cameras has been designed to cover strategic areas including, among others, the perimeter, doors to the data center building, and shipping/receiving. On-site security operations personnel manage the CCTV monitoring, recording and control equipment. Secure cables throughout the data centers connect the CCTV equipment. Cameras record on site via digital video recorders 24 hours a day, 7 days a week. The surveillance records are retained for up to 30 days based on activity.

(b) Access Control.

Infrastructure Security Personnel. The Data Importer has, and maintains, a security policy for its personnel, and requires security training as part of the training package for its personnel. The Data Importer’s infrastructure security personnel are responsible for the ongoing monitoring of the Data Importer’s security infrastructure, the review of the Services, and responding to security incidents.

Access Control and Privilege Management. The Data Exporter’s administrators must authenticate themselves via a central authentication system or via a single sign on system in order to administer the Services.

Internal Data Access Processes and Policies – Access Policy. The Data Importer’s internal data access processes and policies are designed to prevent unauthorized persons and/or systems from gaining access to systems used to process personal data. The Data Importer designs its systems to: (i) only allow authorized persons to access data they are authorized to access; and (ii) ensure that personal data cannot be read, copied, altered or removed without authorization during processing, use and after recording. The systems are designed to detect any inappropriate access. The Data Importer employs a centralized access management system to control personnel access

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to production servers, and only provides access to a limited number of authorized personnel. LDAP, Kerberos and a proprietary system utilizing RSA keys are designed to provide the Data Importer with secure and flexible access mechanisms. These mechanisms are designed to grant only approved access rights to site hosts, logs, data and configuration information. The Data Importer requires the use of unique user IDs, strong passwords, two factor authentication and carefully monitored access lists to minimize the potential for unauthorized account use. The granting or modification of access rights is based on: the authorized personnel’s job responsibilities; job duty requirements necessary to perform authorized tasks; and a need to know basis. The granting or modification of access rights must also be in accordance with The Data Importer’s internal data access policies and training. Approvals are managed by workflow tools that maintain audit records of all changes. Access to systems is logged to create an audit trail for accountability. Where passwords are employed for authentication (e.g., login to workstations), password policies that follow at least industry standard practices are implemented. These standards include password expiry, restrictions on password reuse and sufficient password strength. For access to extremely sensitive information (e.g., credit card data), the Data Importer uses hardware tokens.

3. Data.

(a) Data Storage, Isolation & Logging.

The Data Importer stores data in a multi-tenant environment on the Data Importer-owned servers. The data and file system architecture are replicated between multiple geographically dispersed data centers. The Data Importer also logically isolates the Data Exporter’s data, and the Data Exporter will be given control over specific data sharing policies. Those policies, in accordance with the functionality of the Services, will enable the Data Exporter to determine the product sharing settings applicable to end users for specific purposes. The Data Exporter may choose to make use of certain logging capability that the Data Importer may make available via the Services.

(b) Decommissioned Disks and Disk Erase Policy.

Certain disks containing data may experience performance issues, errors or hardware failure that lead them to be decommissioned (“Decommissioned Disk”). Every Decommissioned Disk is subject to a series of data destruction processes (the “Disk Erase Policy”) before leaving the Data Importer’s premises either for reuse or destruction. Decommissioned Disks are erased in a multi-step process and verified complete by at least two independent validators. The erase results are logged by the Decommissioned Disk’s serial number for tracking. Finally, the erased Decommissioned Disk is released to inventory for reuse and redeployment. If, due to hardware failure, the Decommissioned Disk cannot be erased, it is securely stored until it can be destroyed. Each facility is audited regularly to monitor compliance with the Disk Erase Policy.

4. Personnel Security.

The Data Importer personnel are required to conduct themselves in a manner consistent with the company’s guidelines regarding confidentiality, business ethics, appropriate usage, and professional standards. The Data Importer conducts reasonably appropriate backgrounds checks to the extent legally permissible and in accordance with applicable local labor law and statutory regulations.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Personnel are required to execute a confidentiality agreement and must acknowledge receipt of, and compliance with, the Data Importer’s confidentiality and privacy policies. Personnel are provided with security training. Personnel handling customer data are required to complete additional requirements appropriate to their role (e.g., certifications). The Data Importer’s personnel will not process customer data without authorization.

5. Subprocessor Security.

Prior to onboarding Subprocessors, the Data Importer conducts an audit of the security and privacy practices of Subprocessors to ensure Subprocessors provide a level of security and privacy appropriate to their access to data and the scope of the services they are engaged to provide. Once the Data Importer has assessed the risks presented by the Subprocessor, the Subprocessor is required to enter into appropriate security, confidentiality and privacy contract terms.

6. Data Privacy Office.

The Data Privacy Office of the Data Importer can be contacted by the Data Exporter’s administrators at: https://support.google.com/cloud/contact/dpo (or via such other means as may be provided by the Data Importer).

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit F

[*]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.